NON-CURRENT ASSETS AND DISPOSAL GROUP CLASSIFIED AS HELD FOR SALE	12 Months Ended
Dec. 31, 2019
Disclosure of non-current assets or disposal groups classified as held for sale [text block] [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

NOTE 13 - NON-CURRENT ASSETS AND DISPOSAL GROUP CLASSIFIED AS HELD FOR SALE

Non-current assets and disposal group classifieds as held for sale at December 31, 2019 and December 31, 2018, are detailed below:

	As of	As of
	December 31,	December 31,
	2019	2018
	ThUS$	ThUS$
Current assets

Aircraft	482,806	265
Engines and rotables	1,943	5,299
Other	401	204
Total	485,150	5,768

The balances are presented at the lower of book value and fair value less cost to sell. The fair value of these assets was determined based on quoted prices in active markets for similar assets or liabilities. This is a level II measurement as per the fair value hierarchy set out in Note 3.3 (2). There were no transfers between levels for recurring fair value measurements during the year.

a)	Assets reclassified from Property, plant and equipment to Non-current assets or groups of assets for disposal classified as held for sale.

During 2019, four Airbus A350, aircraft two Boeing 767, were reclassified from Property, plants and equipment to Non-current assets or groups of assets for disposal classified as held for sale.

Additionally, during 2019, the sale of one motor spare Boeing 767 and one Boeing 767 aircraft were materialized. As a result of the above, during of 2019, adjustments for US $ 2 million of expense were recognized to record these assets at their net realizable value.

The detail of the fleet classified as non-current assets and disposal group classified as in disregard held for sale is as follows:

	As of	As of
	December 31,	December 31,
Aircraft	2019	2018

Boeing 767	1	-
Airbus A350	4	-
ATR42-300	-	1
Total	5	1